SEMI-ANNUAL REPORT
DECEMBER 31, 1995




PILGRIM AMERICA
    FUNDS
-----------------------------

Masters Series
--------------

Pilgrim America Masters
Asia-Pacific Equity Fund

Pilgrim America Masters
MidCap Value Fund

Pilgrim America Masters
LargeCap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Dear Shareholder:

     I am pleased to present the Semi-Annual Report for the Pilgrim America Masters Series of Funds ("Masters Series") which consists of Pilgrim America Masters Asia-Pacific Equity Fund, Pilgrim America Masters MidCap Value Fund and Pilgrim America Masters LargeCap Value Fund. In the following pages, the portfolio manager for each Fund of the Masters Series discusses the results of operations for the four month period ended December 31, 1995, as well as the markets and factors which affected each of the Funds during this period.

     The Masters Series is designed to give investors access to private money managers who typically manage similar portfolios only for high net worth individuals and institutional investors. Each money manager has extensive knowledge and proven experience in their specialized market segments.

     The Masters Series commenced operations on September 1, 1995. Pilgrim America Masters Asia-Pacific Equity Fund invests primarily in the equity securities of companies based in the Asia-Pacific region. Pilgrim America Masters MidCap Value Fund invests primarily in equity securities of companies that have a market capitalization between $200 million and $5 billion. Pilgrim America Masters LargeCap Value Fund invests primarily in equity securities of companies that have a market capitalization in excess of $5 billion.

     At Pilgrim America, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis for other important investment decisions. Pilgrim America prides itself on providing a high level of quality core investments to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.

     Thank you for selecting the Pilgrim America Masters Series of Funds. We appreciate the confidence you have placed with us in serving your investment needs.

     Sincerely,


     Robert W. Stallings
     Chairman and Chief Executive Officer
     Pilgrim America Group, Inc.
     February 26, 1996

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         Portfolio Manager's Report
         PILGRIM AMERICA MASTERS ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report the results of operation for the Pilgrim America Masters Asia-Pacific Equity Fund (the "Fund") for the four months ended
December 31, 1995. Equities were mixed in the Asia-Pacific region with some countries benefiting from moderate growth with low inflation while others were characterized by high inflation and political strife. The Fund, during this period, provided a total return of -1.20%*, compared with the Morgan Stanley Combined Far East ex-Japan (Free) Index -- a measure of Far East markets excluding Japan -- which had a positive return of 4.08% for the same period. The Fund has grown steadily in size since inception. It rose to US $6,790,404.33 by December 31, 1995.

GENERAL ECONOMIC ENVIRONMENT
The general economic environment in the last four months ending December 31, 1995, has been characterized by economic overheating in selected countries, widening current account deficits leading to rising interest rates, downward revisions in corporate earnings estimates, and political uncertainties in countries such as Korea and Taiwan. However, longer term, we believe the region looks attractive because we expect i) economic growth of over 7% in 1996 and 1997, ii) near term earnings growth of over 15%, iii) the US economy and US interest rates to remain favorable for growth in the Asia-Pacific region, and
iv) current valuations to continue to be reasonable compared to interest rates and earnings.

EQUITY MARKET ENVIRONMENT
The Asian stock markets saw substantial volatility during the period under review. Hong Kong attracted the most attention as investors anticipated the reduction of US interest rates. As Hong Kong was perceived to be ahead of the other Asian economies in the business cycle, it was believed to be the first beneficiary of a more benign interest rate environment. Despite the slowdown in the local economy, as witnessed by the high unemployment and sluggish retail sales, investment sentiment improved amid gradually increasing activities in the property market, improving Sino-British relationships and signals that inflation in China was beginning to come under control.

Performance of the stock markets elsewhere in the region was mixed. The Singapore market performed well as investors were encouraged by its good macroeconomic performance and healthy corporate sector. The economy appears to be slowing, with a massive current account surplus providing liquidity and keeping interest rates low. In Malaysia, however, worries about economic overheating and interest rate hikes and a possible downgrade in corporate earnings dampened share price performance. In Thailand, unexciting corporate results and continued internal political strife sent the stock market down. In addition, despite improvements in the core inflation, the flood led to high headline inflation figures and resulted in concerns about tight monetary policy. In Indonesia, on the other hand, improving inflation, strong capital inflows and above average corporate earnings growth underpinned the performance of the market. In the Philippines, despite the improving external account, stubbornly high inflation and concerns about rising interest rates resulted in a negative stock market return over the period. In Korea, the market was depressed by political concerns, a slowdown in corporate earnings growth and a weak Yen. In Taiwan, sentiment was affected by the economic slowdown and escalating tension between China and Taiwan.

PILGRIM AMERICA MASTERS ASIA-PACIFIC EQUITY FUND
During the period, we remained slightly underweight in Hong Kong given the slowdown in economy and corporate earnings. Nonetheless, in anticipation of lower interest rates and better liquidity we raised our exposure to the interest rate sensitive stocks such as property developers and banks. We have reduced our underweight position in Singapore by adding to our weighting in the shipyards and the banks. In Malaysia, we have become more underweighted as the

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--------------------------------------------------------------------------------

medium outlook for inflation and economic overheating remains a cause for concern. We have decided to reduce the exposure to gaming and certain other stocks. We remain overweighted in Thailand, emphasizing the banks, given their strong earnings growth potential and cheap valuation. We are also overweighted in Indonesia on the back of strong corporate earnings growth. In the Philippines, our weighting was reduced to neutral as we closely monitored the development on the inflation front. We have trimmed our weighting in Korea to neutral, expecting an economic "soft-landing" in the near term. Despite the sharp volatility caused by political uncertainty, we maintain our small exposure to Taiwan on grounds of attractive valuation and access to a selected number of growth companies.

We believe, the outlook of the Asia-Pacific markets remains attractive on a fundamental basis. Equity markets will continue to be driven by earnings growth while liquidity inflows will also provide support to markets. In addition, valuations are undemanding with market multiples trading at the low-end of the five-year range. Given the economic potential of the respective regional economies, investors' interest in the equity markets will be sustained.

We thank you for giving us this opportunity to help you to meet your investment needs.

Sincerely,

HSBC ASSET MANAGEMENT AMERICAS, INC.

* Calculated without deducting the Class A maximum 5.75% sales charge and assuming reinvestment of all dividends and distributions. Total return with the deduction of the maximum sales charge and assuming reinvestment of all dividends and distributions since September 1, 1995 (commencement of operations) was -6.88%.

Performance figures shown pertain only to Class A shares of the Fund. Class B and M Shares, are subject to different fees and expenses, which will affect their performance.

Performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

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       Portfolio Manager's Report
       PILGRIM AMERICA MASTERS MIDCAP VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report the results of operation for the Pilgrim America
 Masters MidCap Value Fund for the four months ended December 31, 1995.

GENERAL ECONOMIC ENVIRONMENT
With long-term rates coming down throughout the year, money flowed into mutual funds at an unprecedented rate which helped push large company stock prices to new highs. This in turn created some interesting phenomena. With the S&P
500 -- a common proxy for the US stock market -- rising in 11 out of 12 months the dividend yield reached the lowest level in this century while the ratio of total equity capitalization to GDP and the ten year rate of return reached their highest levels in this century. The S&P 500 continued its longest period of growth without a 10% decline. While evidence of extremes abound, there are also logical explanations for what has happened. These include positive demographics resulting in higher savings as well as buy back and merger activity which reduced the supply of equities.

EQUITY MARKET ENVIRONMENT
We believe that medium and small company stocks will do better than the very largest company stocks which are very dependent on interest rate changes for their performance. A significant dip below 6% on the long bond is possible, but difficult to see in the absence of general deflation. Even with a benign combination of low inflation, low interest rates and a slow growth economy, one would have to believe that we are in a new era for equities to see stocks significantly higher in 1996. With 1996 shaping up as a strongly political year, the possibility for disruption in the market seems reasonably high when combined with difficult earnings comparisons for many companies. The "noise" created by our government's inability to agree on a budget has been the catalyst for weakness already this year. As long as interest rates remain low, however, any declines should be of limited scope and relatively short duration.

PILGRIM AMERICA MASTERS MIDCAP VALUE FUND
The strength in technology stocks for most of the year did not help our performance as we were underrepresented there. We are now benefiting from that underweighting as the technology area has undergone a severe reevaluation during the last few months. The action of the first few weeks of January suggests that we may be reaching an extreme in that correction. Our results for the last two months were strong absolutely as well as relatively. Our style of finding positive change in less popular small and medium-sized companies offers the potential for very good risk adjusted returns over a long period of time. Our intention is to continue to focus on this approach.

A prevalent theme in 1995 was the success that companies had when management refocused or restructured their businesses. This finally resulted in a higher price for W.R. Grace which culminated in the firing of the CEO and subsequent board shakeup. Also affected positively were companies whose focus on cost reduction propelled these formerly sleepy stocks higher.

Sterling Software is seeking to create value by selling a portion of its fast growing electronic data interchange business to the public. This business provides software and communications technology to retailers and suppliers who wish to automate their inventory management, order processing, and billing procedures. One of our companies, Westinghouse, is engaged in a complete refocus of its business. As a conglomerate struggling to regain its profitability, the management was making slow but steady progress. The acquisition of CBS, however, will leverage Westinghouse's highly profitable broadcast division and result in significant cost savings. In order to finance the acquisition, Michael Jordan, the CEO, not

--------------------------------------------------------------------------------

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the basketball star, planned to sell existing divisions. He delivered in
December by announcing the sale of defense electronics and Knoll Furniture. Additional businesses may be sold to further reduce debt although there is no longer strong pressure to do so.

We currently are researching companies that operate in a broad range of industries; even high technology, in the wake of its recent sharp decline, is presenting some compelling opportunities to value investors like ourselves. Our search is ongoing to find companies that are undergoing dynamic change which is under-recognized or misunderstood and that are good values relative to comparable investments.

We thank you for giving us this opportunity to help you to meet your investment needs.

Sincerely,

CRAMER ROSENTHAL MCGLYNN, INC.

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       Portfolio Manager's Report
       PILGRIM AMERICA MASTERS LARGECAP VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report the results of operation for the Pilgrim America
 Masters LargeCap Value Fund (the "Fund") for the four months ended December 31, 1995.

GENERAL ECONOMIC ENVIRONMENT
The second half of 1995 was characterized by a slowing economy due to the consumer's unwillingness to increase his borrowings from already record debt levels. This led to weak spending at the retail level through the last quarter of 1995. Inventories for many industries such as automobile products rose and the Federal Reserve cut rates 25 basis points in the fourth quarter as inflation remained low at 2.5%, about 1% below 1995 expectations. This was the second rate cut since June 30, 1995.

The slow growth economy coupled with declining interest rates helped boost equity prices in the second half of 1995 and the fourth quarter. The slowdown led investors to sell electronic-related technology issues as well as other cyclical issues and purchase stocks related to non-durable areas such as food, tobacco and health-care where growth is more likely.

EQUITY MARKET ENVIRONMENT
Fourth quarter results for the fund industry varied significantly from the general market. Only utility funds [+6.82%] and health and biotech funds [+11.45] did appreciably better than Standard & Poor's 500 Index [+6.02%]. Most other fund sectors underperformed the S&P 500 including growth and income funds [+4.58%] and equity-income funds [+5.7%]. The quickly shifting market emphasis negatively hit technology stocks first, then economically sensitive and financial issues and finally in late December, certain non-durable stocks. The lack of any sustaining upward price movements in the fourth quarter of 1995 for most sectors was another reason for the difficulty most funds faced in performing during the final quarter of 1995.

PILGRIM AMERICA MASTERS LARGECAP VALUE FUND
The criteria we use for choosing individual stocks as a value investor include:
(1) price earnings ratio generally below the market on a normalized earnings basis, (2) dividend that is often at or above the market dividend, but remembering that not all issues we own will pay a dividend, (3) price to book value ratio that is generally below the market and (4) capitalization that places the stock in the top half of all market capitalizations in the S&P 500. Because we maintain very conservative sell targets for each issue we own, the issues we own at the beginning of the year often will not be in the account at the end of the year. One of the better sectors in 1995 was the financial sector and we began the fund overweighted in financials. However, over the last three months of 1995, we sold off many of the bank issues as they reached upside target prices. This area contributed to our 4.9%* performance in the fourth quarter.

As profits were taken in financial and other stocks, we reinvested the proceeds in other more economically sensitive issues which were coming under selling pressure during the fourth quarter. This allowed us to build positions in good companies at attractive prices and to become overweighted in certain basic industry and capital spending areas such as retail department stores and entertainment issues, and underweighted in financial and public utility issues going into 1996. While our investments in these areas dampened performance in the final quarter of 1995, we expect these areas to contribute to the fund's results in 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Unlike 1995, we believe 1996 will be a more volatile year for stock prices and a more restrained year in terms of upward price movements. We believe economic growth will be modest and profits are expected to grow about 5%-7% as opposed to the 15%-20% growth of the last two years. With slightly lower interest rates, the low profit growth expectations should cause the market to trade in a more modest but upward range in 1996. We expect to do well in this environment.

We thank you for giving us this opportunity to help you to meet your investment needs.

Sincerely,

ARK ASSET MANAGEMENT COMPANY, INC.

* Calculated without deducting the Class A maximum 5.75% sales charge and assuming reinvestment of all dividends and distributions. Total return with the deduction of the maximum sales charge and assuming reinvestment of all dividends and distributions since September 1, 1995 (commencement of operations) was 1.23%.

Performance figures shown pertain only to Class A shares of the Fund. Class B and M Shares, are subject to different fees and expenses, which will affect their performance.

Performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

        STATEMENTS OF ASSETS AND LIABILITIES
        December 31, 1995 (Unaudited)

-------------------------

                                                                           ASIA-PACIFIC         MIDCAP           LARGECAP
                                                                              EQUITY             VALUE            VALUE
                                                                               FUND              FUND             FUND
                                                                           ------------       ----------        ----------
ASSETS:
Investments in securities at value
 (Cost $6,464,200, $1,334,550, and $1,684,391, respectively) ..........      $6,540,931       $1,404,669        $1,763,538
Short-term securities at amortized cost ...............................       1,359,470          160,596           221,745

Foreign cash ..........................................................           4,697               --                --
Receivables:
 Dividends and interest ...............................................           4,772            1,392             2,316
 Fund shares sold .....................................................         481,369           28,609            11,690

 Investment securities sold ...........................................          54,388               --                --
 Due from manager .....................................................          24,137           22,035            23,980
Deferred organization expenses ........................................         145,143          145,143           145,143
Other assets ..........................................................             737              737               737
                                                                             ----------       ----------        ----------
  Total Assets ........................................................       8,615,644        1,763,181         2,169,149
                                                                             ----------       ----------        ----------
LIABILITIES:
Investment securities purchased .......................................      $1,623,943       $   42,434        $  149,703

Payable for fund shares redeemed ......................................          21,280               --                --
Accrued organization expense ..........................................         155,224          155,224           155,224
Payable to affiliates .................................................           7,976            1,895             2,090
Other accrued expenses and liabilities ................................          16,817           12,439            13,288
                                                                             ----------       ----------        ----------
  Total Liabilities ...................................................       1,825,240          211,992           320,305
                                                                             ----------       ----------        ----------
NET ASSETS ............................................................      $6,790,404       $1,551,189        $1,848,844
                                                                             ==========       ==========        ==========
Net Assets consist of:
 Paid-in capital ......................................................      $6,725,311       $1,484,014        $1,746,556
 Undistributed net investment income ..................................           2,218           (1,197)            3,602
 Accumulated net realized gains (losses) on investments ...............         (12,486)          (1,747)           19,539
 Net unrealized appreciation of investments and other
  assets, liabilities and forward contracts denominated
  in foreign currencies ...............................................          75,361           70,119            79,147
                                                                             ----------       ----------        ----------
  Net Assets ..........................................................      $6,790,404       $1,551,189        $1,848,844
                                                                             ==========       ==========        ==========
CLASS A:
 Net assets ...........................................................      $3,877,374       $  943,088        $1,366,820
 Shares outstanding ...................................................      $  392,433       $   91,074        $  127,260
 Net asset value and redemption price per share .......................      $     9.88       $    10.36        $    10.74
 Maximum offering price per share (100/94.25 of net asset value)* .....      $    10.48       $    10.99        $    11.40
CLASS B:
 Net assets ...........................................................      $1,928,506       $  444,364        $  201,753
 Shares outstanding ...................................................      $  195,688       $   43,008        $   18,829
 Net asset value, redemption and offering price per share** ...........      $     9.86       $    10.33        $    10.72
CLASS M:
 Net assets ...........................................................      $  984,524       $  163,737        $  280,271
 Shares outstanding ...................................................      $   99,788       $   15,845        $   26,149
 Net asset value and redemption price per share .......................      $     9.87       $    10.33        $    10.72
 Maximum offering price per share (100/96.50 of net asset value)* .....      $    10.23       $    10.71        $    11.11

---------------
*On purchases of $50,000 or more, the offering price is reduced.
*Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.


                       See Notes to Financial Statements

        STATEMENTS OF OPERATIONS
        For the Four Months Ended December 31, 1995 (Unaudited)

-------------------------

                                                                          ASIA-PACIFIC    MIDCAP      LARGECAP
                                                                             EQUITY        VALUE        VALUE
                                                                              FUND         FUND         FUND
                                                                          ------------   --------     ---------
INVESTMENT INCOME:
 Interest ...............................................................    $ 14,561    $  2,309      $  2,699
 Dividends
  (net of foreign withholding taxes of $413, $0, and $0 respectively) ...       8,630       3,909         9,398
                                                                             --------    --------      --------
  Total investment income ...............................................      23,191       6,218        12,097
                                                                             --------    --------      --------
EXPENSES:
 Investment management fees .............................................      11,800       3,717         4,633
 Amortization of organization expenses ..................................      10,082      10,082        10,082
 Transfer agent and registrar fees ......................................       6,518       3,132         3,111
 Professional fees ......................................................       6,148       6,209         6,074
 Distribution expenses
  Class A Shares ........................................................       1,457         623           995
  Class B Shares ........................................................       1,898         965           172
  Class M Shares ........................................................       1,287         195           356
 Reports to shareholders ................................................       2,426       2,480         2,480
 Custodian fees .........................................................       1,789         601         3,077
 Insurance expense ......................................................         929         929           929
 Recordkeeping and pricing fees .........................................         397         155           193
 Miscellaneous expenses .................................................         237         313           314
 Directors' fees ........................................................         142          49            59
                                                                             --------    --------      --------
  Total expenses ........................................................      45,110      29,450        32,475
                                                                             --------    --------      --------
 Less waived and reimbursed fees ........................................     (24,137)    (22,035)      (23,980)
                                                                             --------    --------      --------
  Net expenses ..........................................................      20,973       7,415         8,495
                                                                             --------    --------      --------
  Net investment income (loss) ..........................................       2,218      (1,197)        3,602
                                                                             --------    --------      --------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS:
 Net realized gain (losses) from:
  Investments ...........................................................      (6,163)     (1,747)       19,539

  Foreign currency transactions .........................................      (6,323)         --            --
 Net change in unrealized appreciation/depreciation of:
  Investments ...........................................................      76,731      70,119        79,147

  Other assets, liabilities and forward contracts denominated
  in foreign currencies .................................................      (1,370)         --            --
                                                                             --------    --------      --------
 Net gain from investments ..............................................      62,875      68,372        98,686
                                                                             --------    --------      --------
  Net increase in net assets resulting from operations ..................    $ 65,093    $ 67,175      $102,288
                                                                             ========    ========      ========

                       See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
For the Four Months Ended December 31, 1995 (Unaudited)

-------------------------

                                                                ASIA-PACIFIC       MIDCAP        LARGECAP
                                                                  EQUITY           VALUE           VALUE
                                                                   FUND             FUND           FUND
                                                                -----------        ------        --------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income (loss) ................................  $    2,218      $   (1,197)    $    3,602
Net realized gain (loss) from investments ...................      (6,163)         (1,747)        19,539
Net realized loss from foreign currency transactions ........      (6,323)             --             --
Net change in unrealized
  appreciation of investments ...............................      76,731          70,119         79,147
Net change in unrealized depreciation of other assets,
  liabilities and forward contracts denominated in
  foreign currencies ........................................      (1,370)             --             --
                                                               ----------      ----------     ----------
Net increase in net assets resulting from operations ........      65,093          67,175        102,288
                                                               ----------      ----------     ----------
CAPITAL SHARE TRANSACTIONS(a):
Net proceeds from sale of shares ............................   6,714,556       1,463,704      1,714,391
Cost of shares redeemed .....................................     (23,245)        (12,690)          (835)
                                                               ----------      ----------     ----------
Net increase in net assets resulting
  from capital share transactions ...........................   6,691,311       1,451,014      1,713,556
Net assets at the beginning of the
  period ....................................................      34,000          33,000         33,000
                                                               ----------      ----------     ----------
Net assets at the end of the
  period ....................................................  $6,790,404      $1,551,189     $1,848,844
                                                               ==========      ==========     ==========

(a) A SUMMARY OF CAPITAL SHARE TRANSACTIONS IS AS FOLLOWS:

SHARES ISSUED AND REDEEMED:
Shares sold .................................................     687,077         148,073        169,216
Shares redeemed .............................................      (2,368)         (1,246)           (78)
                                                               ----------      ----------     ----------
Net increase in shares outstanding ..........................     684,709         146,827        169,138
                                                               ==========      ==========     ==========


                       See Notes to Financial Statements

                 FINANCIAL HIGHLIGHTS
                 For a Share Outstanding for the Period
                 September 1, 1995* Through December 31, 1995 (Unaudited)

-------------------------

                                       ASIA-PACIFIC EQUITY FUND          MIDCAP VALUE FUND             LARGECAP VALUE FUND
                                     ---------------------------    ---------------------------    ---------------------------
                                     CLASS A   CLASS B   CLASS M    CLASS A   CLASS B   CLASS M    CLASS A   CLASS B   CLASS M
                                     -------   -------   -------    -------   -------   -------    -------   -------   -------
PER SHARE OPERATING
   PERFORMANCE
Net asset value, beginning of
   period                            $10.00    $10.00    $10.00     $10.00    $10.00    $10.00     $10.00    $10.00    $10.00
Income (loss) from
   investment operations:

   Net investment income (loss)        0.01        --        --         --     (0.02)    (0.01)      0.03        --        --
   Net realized and unrealized
      gain (loss) on investments
      and foreign currency
      transactions                    (0.13)    (0.14)    (0.13)      0.36      0.35      0.34       0.71      0.72      0.72
                                     ------    ------    ------     ------    ------    ------     ------    ------    ------
      Total from investment
          operations                  (0.12)    (0.14)    (0.13)      0.36      0.33      0.33       0.74      0.72      0.72
                                     ------    ------    ------     ------    ------    ------     ------    ------    ------
Net asset value, end of period       $ 9.88    $ 9.86    $ 9.87     $10.36    $10.33    $10.33     $10.74    $10.72    $10.72
                                     ======    ======    ======     ======    ======    ======     ======    ======    ======
TOTAL RETURN(b)                       (1.20)%   (1.40)%   (1.30)%     3.60%     3.30%     3.30%      7.40%     7.20%     7.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                     3,877     1,928       985        943       444       164      1,367       202       280
Ratio to average net assets:
   Expenses(a)(c)                      2.00%     2.75%     2.50%      1.75%     2.50%     2.25%      1.75%     2.50%     2.25%
   Net investment
      income (loss)(a)(c)              0.50     (0.32)%   (0.07)%    (0.08)%   (0.92)%   (0.41)%     0.89%    (0.33)%    0.22%
Portfolio turnover rate                  10%       10%       10%         7%        7%        7%        28%       28%       28%

---------------
 *   Commencement of operations.

(a)  Annualized.

(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c) Prior to the waiver of expenses, the ratio of expenses to average net assets was 4.45%, 5.36% and 5.06% for Asia-Pacific Equity Fund Class A, B and M, respectively; 7.61%, 8.56% and 8.43% for MidCap Value Fund Class A, B and M, respectively; and 6.89%, 7.86% and 7.67% for LargeCap Value Fund Class A, B and M, respectively. Prior to the waiver of expenses, the ratio of net investment income to average net assets was (1.95)%, (2.93)% and (2.63)% for Asia-Pacific Equity Fund Class A, B and M, respectively; (5.94)%, (6.98)% and (6.59)% for MidCap Value Fund Class A, B and M, respectively; and (4.25)%, (5.69)% and (5.20)% for LargeCap Value Fund Class A, B and M, respectively.

                       See Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS
             DECEMBER 31, 1995  (Unaudited)
----------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

    Organization - Pilgrim America Masters Series, Inc. ("Master Series") is an open-end management investment company that was organized as a Maryland Corporation in 1995 and is registered under the Investment Company Act of 1940, as amended. The Masters Series currently consists of three separate diversified open-end investment companies, Pilgrim America Masters Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"), Pilgrim America Masters MidCap Value Fund ("MidCap Value Fund") and Pilgrim America Masters LargeCap Value Fund ("LargeCap Value Fund"), collectively referred to as the "Funds", each with its own investment objectives and policies. Each Fund commenced operations on September 1, 1995.

    Each Fund offers three classes of shares, Class A, Class B and Class M. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structure and ongoing distribution fees. In addition, Class B shares, along with their prorata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

    The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

    (a) Security Valuation

    Securities traded on the U.S. and foreign stock exchanges are valued at the last reported sales price. Securities traded on a U.S. and foreign stock exchange for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by policies set by the Board of Directors. Short-term investments are valued at cost, which when combined with accrued interest, approximates market value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian.

    (b) Security Transactions and Revenue Recognition

    Securities transactions are accounted for on the trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date (except in the case of Asia-Pacific Equity Fund, for certain securities which are recorded as soon after the ex-date as the Fund becomes aware of such dividend).

    (c) Foreign Currency Translation

    The books and records of Asia-Pacific Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (1) Market value of investment securities, other assets and liabilities
            - at the exchange rates prevailing at the end of the day.

        (2) Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the market value of Asia-Pacific Equity Fund are presented at the foreign exchange rates at the end of the day, Asia-Pacific Equity Fund does not generally isolate the effect of unrealized fluctuations in foreign exchange rates from the effect of changes in market prices of securities. However, Asia-Pacific Equity Fund does isolate the effect of realized fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated securities pursuant to federal income tax regulations. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

    (d) Foreign Currency Exchange Transactions

    Asia-Pacific Equity Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (at market value at the time of the investment) in forward foreign currency contracts. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    (e) Distributions to Shareholders

    The Funds record distributions to their shareholders on the ex-date. The amount of distributions from net investment income, and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, organization costs and other timing differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    (f) Federal Income Taxes

    The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investments income and any net realized capital gains to its shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net capital gains each Fund intends not to be subject to any federal excise tax.

    (g) Use of Estimates

    Management of the Funds has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principals. Actual results could differ from these estimates.

    (h) Repurchase Agreements

    Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.

    (i) Deferred Organization Expenses

    All expenses incurred in connection with the organization and registration of the Funds under the Investment Company Act of 1940 and the Securities Act of 1933 are being paid for by the Funds. Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund each incurred approximately $155,000 in organization expenses. These organization expenses are being amortized by each Fund over a period of five years from the date of commencement of its operations.

(2) INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Each of the Funds has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. (the "Manager") a wholly owned subsidiary of Pilgrim America Group, Inc. ("PAG"). The investment management agreements compensate the manager with a fee, computed daily and payable monthly, at the following annual rates: Asia-Pacific Equity Fund pays the Manager a fee at an annual rate of 1.25% of the Fund's average daily net assets; MidCap Value Fund and LargeCap Value Fund each pay the Manager a fee at an annual rate of 1.00% of each Funds average daily net assets. At December 31, 1995 Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund owed $5,638, $1,254 and $1,497 respectively in investment management fees.

    The Manager has carefully selected Portfolio Managers for each of the Funds on the basis of their successful application of a well-defined, long-term investment approach over a period of several market cycles. HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited ("HSBC") serve jointly as the Portfolio Managers to the Asia-Pacific Equity Fund. CRM Advisors, LLC ("CRM") serves as Portfolio Manager to the MidCap Value Fund. Ark Asset Management Co., Inc. ("ARK") serves as Portfolio Manager to the LargeCap Value Fund. As compensation for their services to the Funds, the Investment Manager (and not the Fund) pays HSBC, CRM and Ark fees at annual rates of 0.50% of the average daily net assets of the Asia-Pacific Equity, MidCap Value and LargeCap Value Funds, respectively.

    The Funds adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim America Securities, Inc. (the "Distributor") is reimbursed by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to reimbursement each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to security dealers who have executed a distribution agreement with the distributor.

    Under separate plans of distribution pertaining to the Class A, Class B and Class M shares, each class of shares of each Fund pays the Distributor at the annual rate of 0.25% of the average daily net assets of Class A, 1.00% of the average daily net assets of Class B and 0.75% of the average daily net assets of Class M. At December 31, 1995 the Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund owed to the Distributor $2,338, $641 and $593, respectively in 12b-1 Distribution Fees.

The Investment Manager has voluntarily agreed to limit other expenses, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses to 1.75%, 1.50% and 1.50% of all classes of shares of the Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund, respectively. This expense limitation will apply to each Fund individually only until such Fund reaches $50 million in net assets.

(3) INVESTMENT TRANSACTIONS

    For the four months ended December 31, 1995, the cost of purchases and the proceeds from the sales of securities, excluding short-term notes, were as follows:

                    FUND                     PURCHASES           SALES
           ------------------------        -------------       ---------
           Asia-Pacific Equity Fund         $6,687,466         $217,179
           MidCap Value Fund                $1,399,157         $ 62,967
           LargeCap Value Fund              $1,975,631         $310,895

(4) CAPITAL SHARES

    As of December 31, 1995, authorized capital consisted of 1 billion shares of $0.01 par value capital stock for the Masters Series.

(5) CUSTODIAL AGREEMENT

    Investors Fiduciary Trust Company (IFTC) serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the four months ended December 31, 1995, Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund received no earnings credits.

-----------------

        ASIA-PACIFIC EQUITY FUND
        PORTFOLIO OF INVESTMENTS
        as of December 31, 1995 (Unaudited)


                              COMMON STOCKS: 95.9%

                                                                          MARKET
 SHARES                                                                    VALUE
 ------                                                                    -----
                              HONG KONG:  30.9%

           COMMERCIAL & INDUSTRIAL:  8.5%
 46,000    China Resources Enterprise, Ltd. .....................     $   23,796
 20,000    Citic Pacific, Ltd. ..................................         68,413
 14,000    Guangdong Investments ................................          8,419
 48,000    Hutchison Whampoa, Ltd. ..............................        292,376
120,000    Regal Hotels International ...........................         28,244
 20,000    Swire Pacific, Ltd. ..................................        155,189
                                                                      ----------
                                                                         576,437
                                                                      ----------
           FINANCIAL:  6.5%
 56,400    Bank of East Asia ....................................        202,405
 58,000    Dao Heng Bank Group, Ltd. ............................        208,522
  9,000    Wing Hang Bank, Ltd. .................................         28,400
                                                                      ----------
                                                                         439,327
                                                                      ----------
           PROPERTIES:  10.5%
 35,000    Cheung Kong Holdings, Ltd. ...........................        213,191
 11,000    Great Eagle Holdings, Ltd. ...........................         28,451
 28,000    Henderson Investment, Ltd. ...........................         22,994
 15,000    Hong Kong Land Holdings, Ltd. ........................         27,750
 32,000    Hysan Development Co., Ltd. ..........................         84,630
 21,000    New World Development Co., Ltd. ......................         91,523
 23,000    Sun Hung Kai Properties, Ltd. ........................        188,134
 18,000    Wharf Holdings, Ltd. .................................         59,942
                                                                      ----------
                                                                         716,615
                                                                      ----------
           UTILITIES:  5.4%
 29,000    China Light & Power Co., Ltd. ........................        133,514
 18,000    Hong Kong Electric Holdings, Ltd. ....................         59,011
 97,600    Hong Kong Telecommunications, Ltd. ...................        174,184
                                                                      ----------
                                                                         366,709
                                                                      ----------
              Total Hong Kong Common Stocks .....................      2,099,088
                                                                      ----------

                              INDONESIA:  6.1%

           BANKS:  0.8%
 34,000    PT Lippo Bank ........................................         52,416
                                                                      ----------
           ELECTRONICS:  0.4%
    776    PT Indonesian Satellite Corp., ADR ...................         28,324
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

        ASIA-PACIFIC EQUITY FUND
        PORTFOLIO OF INVESTMENTS (CONTINUED)
        as of December 31, 1995 (Unaudited)



                                                                          MARKET
 SHARES                                                                    VALUE
 ------                                                                    -----
           MANUFACTURING:  2.8%
 28,000    PT Astra International ...............................     $   58,168
 13,000    PT Indofood Sukses Makmur ............................         62,541
 52,000    PT Telekommunikasi Indonesia - Class B ...............         68,203
                                                                      ----------
                                                                         188,912
                                                                      ----------
           TOBACCO PRODUCTS:  1.2%
  5,000    PT Gudang Garam ......................................         52,263
  3,000    PT Hanjaya Mandala Sampoerna .........................         31,227
                                                                      ----------
                                                                          83,490
                                                                      ----------
           TRANSPORTATION:  0.9%
 21,000    PT Semem Gresik ......................................         58,780
                                                                      ----------
              Total Indonesia Common Stocks .....................        411,922
                                                                      ----------

                              MALAYSIA:  21.2%

           COMMERCIAL & INDUSTRIAL:  11.5%
 12,000    Genting Berhad .......................................        100,197
 24,000    Leader Universal Holding .............................         54,825
 29,000    Magnum Corporation Berhad ............................         54,825
  8,000    Petronas Gas Berhad ..................................         27,255
 69,000    Renong Berhad ........................................        102,182
 36,000    Sime Darby Berhad ....................................         95,707
 32,000    Telekom Malaysia Berhad ..............................        249,547
 25,000    Tenaga Nasional Berhad ...............................         98,464
                                                                      ----------
                                                                         783,002
                                                                      ----------
           FINANCIAL:  5.5%
 23,000    Affin Holdings Berhad ................................         44,388
 28,000    DCB Holdings Berhad ..................................         81,607
 29,000    Malayan Banking  Berhad ..............................        244,427
                                                                      ----------
                                                                         370,422
                                                                      ----------
           LODGING:  1.0%
 13,000    Resorts World Berhad .................................         69,634
                                                                      ----------
           PROPERTIES:  3.2%
  9,000    Hume Industries (Malaysia) Berhad ....................         43,245
 14,000    Land & General Holdings Berhad .......................         30,327
 22,000    United Engineers Malaysia ............................        140,370
                                                                      ----------
                                                                         213,942
                                                                      ----------
              Total Malaysia Common Stock .......................      1,437,000
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

        ASIA-PACIFIC EQUITY FUND
        PORTFOLIO OF INVESTMENTS (CONTINUED)
        AS OF DECEMBER 31, 1995 (UNAUDITED)



                                                                          MARKET
 SHARES                                                                    VALUE
 ------                                                                    -----
                            PHILIPPINES:  3.1%

           COMMUNICATIONS:  0.8%
    270    Philippine Long Distance Telephone Co., ADR ..........     $   14,614
 38,000    Pilipino Telephone Corp. .............................         38,391
                                                                      ----------
                                                                          53,005
                                                                      ----------
           HOME BUILDING:  0.5%
 49,000    C & P Homes, Inc. ....................................         35,961
                                                                      ----------
           REAL ESTATE:  0.8%
205,000    SM Prime Holdings, Inc. ..............................         58,616
                                                                      ----------
           UTILITIES:  1.0%
  8,100    Manila Electric Co. - Class B ........................         66,085
                                                                      ----------
              Total Philippines Common Stock ....................        213,667
                                                                      ----------

                             SINGAPORE:  11.9%

           COMMERCIAL & INDUSTRIAL:  2.7%
 17,000    Keppel Corp., Ltd. ...................................        151,453
  7,000    Van Der Horst. .......................................         35,389
                                                                      ----------
                                                                         186,842
                                                                      ----------
           FINANCIAL:  4.0%
 14,000    Overseas-Chinese Bank ................................        175,210
 10,000    United Overseas Bank .................................         96,161
                                                                      ----------
                                                                         271,371
                                                                      ----------
           FOOD AND BEVERAGE  0.4%
  2,000    Fraser & Neave, Ltd. .................................         25,454
                                                                      ----------
           MARINE:  0.5%
  4,000    Jurong Shipyard, Ltd. ................................         30,828
                                                                      ----------
           PROPERTIES:  2.2%
 13,000    City Developments, Ltd. ..............................         94,676
  4,000    Singapore Land, Ltd. .................................         25,879
 14,000    Wing Tai Holdings, Ltd. ..............................         28,608
                                                                      ----------
                                                                         149,163
                                                                      ----------
           PUBLISHING:  1.0%
  4,000    Singapore Press Holdings, Ltd. .......................         70,706
                                                                      ----------
           TRANSPORTATION:  1.1%
  8,000    Singapore Airlines, Ltd. .............................         74,666
                                                                      ----------
              Total Singapore Common Stocks .....................        809,030
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

        ASIA-PACIFIC EQUITY FUND
        PORTFOLIO OF INVESTMENTS (CONTINUED)
        AS OF DECEMBER 31, 1995 (UNAUDITED)



                                                                          MARKET
 SHARES                                                                    VALUE
 ------                                                                    -----
                             SOUTH KOREA:  3.6%

           MANUFACTURING/ELECTRONIC:  1.2%
    430    Samsung Electronics Co. ..............................     $   78,156
                                                                      ----------
           METALS AND MINERALS:  0.8%
  2,550    Pohang Iron & Steel Col, Ltd., ADR ...................         55,781
                                                                      ----------
           UTILITIES-ELECTRIC:  1.6%
  4,005    Korea Electric Power Corp., ADR ......................        107,134
                                                                      ----------
              Total South Korea Common Stocks ...................        241,071
                                                                      ----------

                               TAIWAN:  1.5%

           ELECTRONICS:  1.0%
  2,600    Acer, Inc., GDR ......................................         33,150
  2,320    Siliconware Precision, GDR ...........................         38,002
                                                                      ----------
                                                                          71,152
                                                                      ----------
           INVESTMENT TRUSTS:  0.5%
  3,242    ROC Taiwan Fund Common ...............................         34,041
                                                                      ----------
              Total Taiwan Common Stocks ........................        105,193
                                                                      ----------

                              THAILAND:  17.6%

           BANKS:  8.6%
 13,500    Bangkok Bank Public Co., Ltd. ........................        163,994
 28,800    Bangkok Metropolitan Bank ............................         27,439
 24,100    Siam City Bank Public Co., Ltd. ......................         27,745
  6,800    Siam Commerical Bank Public Co., Ltd. ................         89,623
 19,100    Thai Farmers Bank Public Co., Ltd. ...................        192,592
 20,400    Thai Military Bank Public Co., Ltd. ..................         82,604
                                                                      ----------
                                                                         583,997
                                                                      ----------
           COMMUNICATIONS:  2.2%
  8,400    Advanced Information Services PCL ....................        148,726
                                                                      ----------
           CONSTRUCTION:  2.4%
  3,000    Siam Cement Public Co., Ltd. .........................        166,256
                                                                      ----------
           HOME BUILDING:  0.8%
  3,300    Land & House Public Co., Ltd. ........................         54,236
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

        ASIA-PACIFIC EQUITY FUND
        PORTFOLIO OF INVESTMENTS (CONTINUED)
        AS OF DECEMBER 31, 1995 (UNAUDITED)



                                                                          MARKET
 SHARES                                                                    VALUE
 ------                                                                    -----
           INSURANCE:  1.6%
 12,500    Phatra Thanakit Public Co., Ltd. .....................     $  107,185
                                                                      ----------
           MINING:  2.0%
  3,600    Banpu Public Co., Ltd. ...............................         77,459
 17,500    Electricity Generating Public Co., Ltd. ..............         59,746
                                                                      ----------
                                                                         137,205
                                                                      ----------
              Total Thailand Common Stocks ......................      1,197,605
                                                                      ----------
              Total Common Stocks (Cost $6,438,370) .............      6,514,576
                                                                      ----------

                             CONVERTIBLE BONDS: 0.4%

PRINCIPAL
   AMOUNT
   ------
           TAIWAN:  0.4%
   28,000  U-Ming Marine Transport .........................................         26,355
                                                                                -----------
              Total Convertible Bonds (Cost $25,830) .......................         26,355
                                                                                -----------

                    SHORT-TERM INVESTMENTS: 20.0%

           REPURCHASE AGREEMENTS: 20.0%
1,359,470  State Street Repurchase Agreement, 4.25%, Due 01/02/96 ..........      1,359,470
                                                                                -----------
              Total Short-Term Investments (Cost $1,359,470) ...............      1,359,470
                                                                                -----------

           TOTAL INVESTMENTS (COST $7,823,670)* .....................  116.3%     7,900,401
           LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-NET .......  (16.3 )   (1,109,997)
                                                                       -----    -----------
              TOTAL NET ASSETS ......................................  100.0%   $ 6,790,404
                                                                       =====    ===========

----------
 ADR - American Depository Receipt
 GDR - Global Depository Receipt

*Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

           Gross Unrealized Appreciation..........................    $ 193,435
           Gross Unrealized Depreciation..........................     (116,704)
                                                                      ---------
            Net Unrealized Appreciation...........................    $  76,731
                                                                      =========

                       SEE NOTES TO FINANCIAL STATEMENTS

            MIDCAP VALUE FUND
            PORTFOLIO OF INVESTMENTS
            as of December 31, 1995 (Unaudited)


                         COMMON STOCKS: 90.6%

                                                                          MARKET
SHARES                                                                     VALUE
------                                                                     -----
            BANKS:  2.4%
 1,500      John Hancock Bank & Thrift Opportunity Fund .........     $   36,938
                                                                      ----------

            BUILDING PRODUCTS:  3.8%
 4,500      Manville Corp. ......................................         59,062
                                                                      ----------

            CAPITAL GOODS:  4.3%
 4,000      Westinghouse Electric Corp. .........................         66,000
                                                                      ----------

            COMMUNICATIONS:  3.3%
 1,400      DSC Communications Corp. ............................         51,625
                                                                      ----------

            COMPUTER SOFTWARE & SERVICES:  2.0%
   500      Sterling Software, Inc. .............................         31,188
                                                                      ----------

            CONSUMER PRODUCTS:  7.3%
 1,500      Nine West Group, Inc. ...............................         56,250
 1,200      Polaroid Corp. ......................................         56,850
                                                                      ----------
                                                                         113,100
                                                                      ----------
            DEFENSE:  4.6%
 2,000      Loral Corp. .........................................         70,750
                                                                      ----------

            ELECTRICAL EQUIPMENT:  5.2%
 1,000      Raychem Corp. .......................................         56,875
   700      Ucar International, Inc. ............................         23,625
                                                                      ----------
                                                                          80,500
                                                                      ----------
            ENERGY:  7.1%
 1,500      Louisiana Land & Exploration Co. ....................         64,312
 8,000      Petro Canada ........................................         46,000
                                                                      ----------
                                                                         110,312
                                                                      ----------
            FINANCIAL:  2.3%
 2,000      Glendale Federal Bank ...............................         35,000
                                                                      ----------

            FOOD STORES:  2.9%
 2,000      Meyer (Fred), Inc. ..................................         45,000
                                                                      ----------

            HOME PRODUCTS:  2.7%
 1,500      Singer Co. ..........................................         41,813
                                                                       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

       MIDCAP VALUE FUND
       PORTFOLIO OF INVESTMENTS (CONTINUED)
       as of December 31, 1995 (Unaudited)



                                                                          MARKET
SHARES                                                                     VALUE
------                                                                     -----
            HOUSEWARES:  1.6%
   500      Premark International, Inc. .........................     $   25,312
                                                                       ----------

            MACHINERY & EQUIPMENT:  2.1%
 1,000      Harnischfeger Industries, Inc. ......................         33,250
                                                                       ----------

            MEDICAL SERVICES:  2.7%
 4,000      Beverly Enterprises .................................         42,194
                                                                      ----------

            OFFICE PRODUCTS & SERVICES:  2.3%
 2,000      Lexmark International Group, Inc. ...................         36,500
                                                                      ----------

            OIL & GAS:  6.1%
 5,000      Hugoton Energy Corp. ................................         43,750
 2,000      Union Pacific Resources Group, Inc. .................         50,750
                                                                      ----------
                                                                          94,500
                                                                      ----------
            PACKAGING PRODUCTS:  2.7%
 1,500      Ball Corp. ..........................................         41,250
                                                                      ----------

            PAPER AND FOREST PRODUCTS:  2.5%
 2,000      Riverwood International Corp. .......................         38,250
                                                                      ----------

            POLLUTION CONTROL:  3.9%
 2,500      Culligan Water Technologies, Inc. ...................         60,625
                                                                      ----------

            PRINTING:  2.2%
 2,000      Quebecor Printing, Inc. .............................         33,750
                                                                      ----------

            REAL ESTATE & FINANCIAL SERVICES:  6.7%
 1,500      Insignia Financial Group, Inc. ......................         57,750
 3,000      RFS Hotel Investors, Inc. ...........................         46,125
                                                                      ----------
                                                                         103,875
                                                                      ----------
            RETAIL:  7.9%
 4,000      Egghead, Inc. .......................................         25,750
 2,000      Federated Department Stores, Inc. ...................         55,000
 1,600      Proffitt's, Inc. ....................................         42,000
                                                                      ----------
                                                                         122,750
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

       MIDCAP VALUE FUND
       PORTFOLIO OF INVESTMENTS (CONTINUED)
       AS OF DECEMBER 31, 1995 (UNAUDITED)



                                                                          MARKET
SHARES                                                                     VALUE
------                                                                     -----
            UTILITIES:  2.0%
 1,500      UGI Corp. ...........................................     $   31,125
                                                                      ----------
              Total Common Stocks (Cost $1,334,550) .............      1,404,669
                                                                      ----------

                          SHORT-TERM INVESTMENTS: 10.3%

PRINCIPAL
   AMOUNT                                                                                 VALUE
   ------                                                                                 -----
               REPURCHASE AGREEMENTS: 10.3%
 160,596       State Street Repurchase Agreement, 4.25%, Due 01/02/96 ...........       160,596
                                                                                     ----------
                 Total Short-Term Investments (Cost $160,596) ...................       160,596
                                                                                     ----------

               TOTAL INVESTMENTS (COST $1,495,146)* .....................   100.9%    1,565,265
               LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-NET .......    (0.9 )     (14,076)
                                                                            -----    ----------
                 TOTAL NET ASSETS .......................................   100.0%   $1,551,189
                                                                            =====    ==========

----------

*Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

        Gross Unrealized Appreciation ............................     $124,155
        Gross Unrealized Depreciation ............................      (54,036)
                                                                       --------
             Net Unrealized Appreciation .........................     $ 70,119
                                                                       ========

                       SEE NOTES TO FINANCIAL STATEMENTS

            LARGECAP VALUE FUND
            PORTFOLIO OF INVESTMENTS
            as of December 31, 1995 (Unaudited)

-------------------------

                              COMMON STOCKS: 95.4%
                                                                             MARKET
     SHARES                                                                   VALUE
     ------                                                                   -----
                AEROSPACE:  2.0%
        700     Rockwell International Corp. ..........................    $ 37,013
                                                                           --------
                AUTOMOTIVE:  5.9%
      1,400     Ford Motor Co. ........................................      40,600
        600     General Motors Corp. ..................................      31,725
        800     Goodyear Tire & Rubber Co. ............................      36,300
                                                                           --------
                                                                            108,625
                                                                           --------
                BANKS:  3.0%
        700     Chemical Banking Corp. ................................      41,125
        200     Nationsbank Corp. .....................................      13,925
                                                                           --------
                                                                             55,050
                                                                           --------
                BROADCASTING:  1.6%
      1,500     Tele-Communications, Inc. .............................      29,812
                                                                           --------
                BUILDING PRODUCTS:  1.4%
        200     Lowe's Companies, Inc. ................................       6,700
        600     Masco Corp. ...........................................      18,825
                                                                           --------
                                                                             25,525
                                                                           --------
                CHEMICALS:  3.2%
        500     DuPont, (E.I.) DeNemours & Co. ........................      34,938
        200     Monsanto Co. ..........................................      24,500
                                                                           --------
                                                                             59,438
                                                                           --------
                CHEMICALS-DIVERSIFIED:  1.7%
        700     PPG Industries, Inc. ..................................      32,025
                                                                           --------
                COMMUNICATIONS:  4.7%
        500     AT&T Corp. ............................................      32,375
        800     MCI Communications Corp. ..............................      20,900
        100     NYNEX Corp. ...........................................       5,400
        700     Sprint Corp. ..........................................      27,912
                                                                           --------
                                                                             86,587
                                                                           --------
                CONSUMER PRODUCTS:  1.1%
        300     Eastman Kodak Co. .....................................      20,100
                                                                           --------
                DEFENSE:  1.1%
        200     General Dynamics Corp. ................................      11,825
        200     Raytheon Co. ..........................................       9,450
                                                                           --------
                                                                             21,275
                                                                           --------
                DRUGS:  2.7%
        400     Bristol Myers Squibb Co. ..............................      34,350
        400     Pharmacia & Upjohn, Inc. ..............................      15,500
                                                                           --------
                                                                             49,850
                                                                           --------

                        See Notes to Financial Statements

            LARGECAP VALUE FUND
            PORTFOLIO OF INVESTMENTS (CONTINUED)
            as of December 31, 1995 (Unaudited)

-------------------------

                                                                             MARKET
     SHARES                                                                   VALUE
     ------                                                                  ------
                ELECTRICAL EQUIPMENT:  1.2%
        300     General Electric Co. ...................................   $ 21,600
                                                                           --------
                ENERGY SERVICES:  0.9%
        700     Dresser Industries, Inc. ...............................     17,063
                                                                           --------
                ENTERTAINMENT:  2.0%
      1,000     Time Warner, Inc. ......................................     37,875
                                                                           --------
                FINANCIAL:  3.2%
        400     American Express Co. ...................................     16,550
        900     Dean Witter Discover & Co. .............................     42,300
                                                                           --------
                                                                             58,850
                                                                           --------
                FOODS:  1.2%
      1,200     Archer-Daniels-Midland .................................     21,600
                                                                           --------
                HOSPITALS:  3.5%
        700     Columbia/HCA Healthcare Corp. ..........................     35,525
      1,400     Tenet Healthcare Corp. .................................     29,050
                                                                           --------
                                                                             64,575
                                                                           --------
                INSURANCE:  2.9%
        600     Allstate Corp. .........................................     24,675
        100     American International Group, Inc. .....................      9,250
        200     Chubb Corp. ............................................     19,350
                                                                           --------
                                                                             53,275
                                                                           --------
                INSURANCE LIFE:  1.5%
        500     Unum Corp. .............................................     27,500
                                                                           --------
                MACHINERY & EQUIPMENT:  0.8%
        400     Deere & Co. ............................................     14,100
                                                                           --------
                MANUFACTURING:  2.8%
      1,100     AlliedSignal, Inc. .....................................     52,250
                                                                           --------
                MANUFACTURING/ELECTRONIC:  1.5%
        900     Corning, Inc. ..........................................     28,800
                                                                           --------
                METALS & MINERALS:  1.9%
        500     Aluminum Company of America ............................     26,437
        600     LTV Corp. New ..........................................      8,250
                                                                           --------
                                                                             34,687
                                                                           --------
                MINES & MINERALS:  1.5%
        600     Newmont Mining Corp. ...................................     27,150
                                                                           --------
                MISCELLANEOUS:  0.4%
        100     Loews Corp. ............................................      7,838
                                                                           --------

                        See Notes to Financial Statements

            LARGECAP VALUE FUND
            PORTFOLIO OF INVESTMENTS (CONTINUED)
            as of December 31, 1995 (Unaudited)

-------------------------


                                                                             MARKET
     SHARES                                                                   VALUE
     ------                                                                  ------
                OFFICE EQUIPMENT & SERVICES:  2.2%
        300     Xerox Corp. ............................................   $ 41,100
                                                                           --------
                OFFICE PRODUCTS & SERVICES:  4.5%
        900     International Business Machines Corp. ..................     82,575
                                                                           --------
                OIL & GAS:  12.0%
        500     Amerada Hess Corp. .....................................     26,500
        300     Atlantic Richfield Co. .................................     33,225
        300     British Petroleum Co.-Sponsored ADR ....................     30,637
        400     Burlington Resources, Inc. .............................     15,700
      1,700     Occidental Petroleum Corp. .............................     36,338
        500     Oryx Energy Co. ........................................      6,687
      1,600     USX-Marathon Group .....................................     31,200
        500     Union Pacific Resources Group, Inc. ....................     12,688
      1,000     Unocal Corp. ...........................................     29,125
                                                                           --------
                                                                            222,100
                                                                           --------
                PAPER AND FOREST PRODUCTS:  4.1%
        800     Champion International Corp. ...........................     33,600
        700     International Paper Co. ................................     26,512
        200     Kimberly Clark Corp. ...................................     16,550
                                                                           --------
                                                                             76,662
                                                                           --------
                POLLUTION CONTROL:  1.8%
      1,100     WMX Technologies, Inc. .................................     32,863
                                                                           --------
                PUBLISHING:  0.7%
        200     Dun & Bradstreet Corp. .................................     12,950
                                                                           --------
                RAILWAYS:  2.1%
        400     CSX Corp. ..............................................     18,250
        300     Union Pacific Corp. ....................................     19,800
                                                                           --------
                                                                             38,050
                                                                           --------
                RETAIL:  7.1%
      1,100     Dillard Department Stores, Inc. ........................     31,350
      1,200     Federated Department Stores, Inc. ......................     33,000
        800     May Department Stores Co. ..............................     33,800
        700     Penney (J.C.) Co., Inc. ................................     33,337
                                                                           --------
                                                                            131,487
                                                                           --------
                TECHNOLOGY:  1.1%
        400     Texas Instruments, Inc. ................................     20,700
                                                                           --------
                TRANSPORATION:  1.9%
        200     AMR Corp. ..............................................     14,850
        800     Ryder System, Inc. .....................................     19,800
                                                                           --------
                                                                             34,650
                                                                           --------

                       See Notes to Financial Statements

            LARGECAP VALUE FUND
            PORTFOLIO OF INVESTMENTS (CONTINUED)
            as of December 31, 1995 (Unaudited)

-------------------------

                                                                                      MARKET
     SHARES                                                                            VALUE
     ------                                                                           ------
                UTILITIES: 4.2%
        300     Entergy Corp. .................................................   $    8,775
        100     General Public Utilities Corp. ................................        3,400
        600     Pacific Gas & Electric ........................................       17,025
      1,100     Panhandle Eastern Corp. .......................................       30,663
        600     Peco Energy Co. ...............................................       18,075
                                                                                  ----------
                                                                                      77,938
                                                                                  ----------
                  Total Common Stocks (Cost $1,684,391) .......................    1,763,538
                                                                                  ----------

                          SHORT-TERM INVESTMENTS: 12.0%
   PRINCIPAL
     AMOUNT                                                                            VALUE
   ---------                                                                           -----
                REPURCHASE AGREEMENTS:  12.0%
   221,745      State Street Repurchase Agreement,  4.25%, Due 01/02/96 .......      221,745
                                                                                  ----------
                  Total Short-Term Investments (Cost $221,745) ................      221,745
                                                                                  ----------

                TOTAL INVESTMENTS IN SECURITIES (COST $1,906,136)*.. 107.4%        1,985,283
                LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-NET..  (7.4)         (136,439)
                                                                     -----        ----------
                  TOTAL NET ASSETS ................................  100.0%       $1,848,844
                                                                     =====        ==========

---------------

  ADR - American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes.
  Net unrealized appreciation consists of:

            Gross Unrealized Appreciation .....................................   $  102,025
            Gross Unrealized Depreciation .....................................      (22,878)
                                                                                  ----------
                Net Unrealized Appreciation ...................................   $   79,147
                                                                                  ==========

                       See Notes to Financial Statements

MASTERS SERIES
--------------
PILGRIM AMERICA MASTERS
ASIA-PACIFIC EQUITY FUND

PILGRIM AMERICA MASTERS                     PILGRIM AMERICA
MIDCAP VALUE FUND                                FUNDS

PILGRIM AMERICA MASTERS
LARGECAP VALUE FUND

Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004
                                1-800-331-1080


    TABLE OF CONTENTS                                  INVESTMENT MANAGER
Chairman's Message.............1               Pilgrim America Investments, Inc.
Portfolios Managers' Reports:                  Two Renaissance Square
Pilgrim America Masters                        40 North Central Avenue
Asia-Pacific Equity Fund.......2               Suite 1200
                                               Phoenix, Arizona 85004
Pilgrim America Masters
MidCap Value Fund..............4                        DISTRIBUTOR
                                               Pilgrim America Securities, Inc.
Pilgrim America Masters                        Two Renaissance Square
LargeCap Value Fund............6               40 North Central Avenue
                                               Suite 1200
Statements of Assets and                       Phoenix, Arizona 85004
  Liabilities..................8               1-800-334-3444

Statements of Operations.......9               SHAREHOLDER SERVICING AGENT
                                               Pilgrim America Group, Inc.
Statements of Changes in Net                   Two Renaissance Square
  Assets......................10               40 North Central Avenue
                                               Suite 1200
Financial Highlights..........11               Phoenix, Arizona 85004
                                               1-800-331-1080
Notes to Financial Statements.12
                                               TRANSFER AGENT
Portfolios of Investments:                     Investors Fiduciary Trust Company
                                               c/o DST Systems, Inc.
  Pilgrim America Masters                      P.O. Box 419368
  Asia-Pacific Equity Fund....16               Kansas City, Missouri 64141-6368

  Pilgrim America Masters                      CUSTODIAN
  MidCap Value Fund...........21               Investors Fiduciary Trust Company
                                               127 W. 10th Street/14th Floor
  Pilgrim America Masters                      Kansas City, Missouri 64105
  LargeCap Value Fund.........24
                                               LEGAL COUNSEL
                                               Dechert Price & Rhoads
                                               1500 K Street, N.W.
                                               Washington, D.C. 20005

                                               INDEPENDENT AUDITORS
                                               KPMG Peat Marwick LLP
                                               725 South Figueroa Street
                                               Los Angeles, California  90017


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.